Cash Flow	6 Months Ended
Jun. 30, 2020
Disclosure Of Cash Flow [Abstract]
Cash Flow

Notes to the Interim Financial Statements
CASH FLOW

Net cash generated from operating activities

Net cash generated from operating activities in the IFRS cash flows on page 36 includes the following items:

	Six-months to		Year to
	30.6.20	30.6.19	31.12.19
	£m	£m	£m

Profit from operations	5,097	4,380	9,016
Depreciation, amortisation and impairment	533	521	1,512
Increase in inventories	(574)	(666)	(371)
Decrease in receivables related to the charge in respect of the Quebec Class Action	-	436	436
Increase in trade and other receivables	(368)	(368)	(699)
Decrease in provision for MSA	(386)	(622)	(124)
(Decrease)/increase in trade and other payables	(4)	(309)	730
Decrease in net retirement benefit liabilities	(26)	(19)	(40)
(Decrease)/increase in other provisions	(245)	-	382
Other non-cash items	7	41	106
Cash generated from operating activities	4,034	3,394	10,948
Dividends received from associates	2	2	252
Tax paid	(552)	(1,108)	(2,204)
Net cash generated from operating activities	3,484	2,288	8,996

Net cash generated from operating activities increased by £1,196 million largely due to the higher profit from operations and the deferral of total tax payments (including excise and corporate tax) in the US to the second-half of 2020 of £1.3 billion. This was partly offset by:

•	an increase in inventory of £409 million in response to COVID-19;
•	the change in excise payment terms in Australia; and
•	the payments in respect of adjusting items (£411 million) which includes the settlement of the excise dispute in Russia and payments in respect of Project Quantum.

Expenditure on research and development was £137 million in the six-months ended 30 June 2020 (30 June 2019: £138 million) with a focus on products that could potentially reduce the risk associated with smoking conventional cigarettes.

Net cash used in investing activities

Net cash used in investing activities in the six-months ended 30 June 2020 was marginally higher than the same period in 2019 at £217 million (30 June 2019: £208 million) largely due to the net cash outflow from investments in treasury instruments in certain markets.

This was partly offset by lower gross capital expenditure in the period which includes purchases of property, plant and equipment and purchases of intangibles. This includes the investment in the Group’s global operational infrastructure (including, but not limited to, the manufacturing network, trade marketing and IT systems). In the six-months ended 30 June 2020, the Group invested £168 million (30 June 2019: £234 million).

Net cash used in financing activities

Net cash used in financing activities was an outflow of £962 million in the first six-months of 2020 (30 June 2019: £1,968 million outflow). The 2020 outflow was mainly due to the dividend payment of £2,346 million (30 June 2019: £2,277 million), an increase on prior year due to the higher dividend per share. The lower cash outflow from financing activities in the period, compared to the same period in 2019, was due to a net increase in borrowings as the Group accessed the US dollar, euro and sterling bond markets which more than offset repayment of bonds as described on pages 43 and 44.